SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 5, 2009
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                        23-2413500
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(State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                                   Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania             17601-4133
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Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code            (717) 735-8117
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment  of  Certain  Officers;   Compensatory  Arrangements   of
           Certain Officers.

     (c) Effective October 5, 2009, Howard Eckstein has been appointed General Manager for the Company's Lancaster, Pennsylvania facility. Mr. Eckstein will be receiving annual compensation at the rate of two hundred fifty thousand dollars ($250,000) and will be eligible for an annual bonus, based on defined metrics, for up to 50% of his annual base compensation. In addition, Mr. Eckstein will be granted 10,000 stock options under the Company's stock plans, vesting over a three year period and exercisable at a price of $12.45, and will be granted 5,000 shares of the Company's common stock, which vest at the end of a three year period. Mr. Eckstein will also be entitled to receive certain perquisites including an automobile allowance and medical benefits and will be provided with the Company's employee retention agreement which affords him certain rights in the event of a change in control of the Company.


     Between 1998 and 2004, Howard Eckstein held engineering, business development and division management positions with the Company. From 2004 to April 2008, Mr. Eckstein was Vice President of Corporate Business Development for CPI and President of CPI Malibu Division from April 2008 until October 2009. CPI Malibu Division is engaged in the design, analysis and simulation of radar, telemetry, communications and electronic warfare systems to military agencies and government prime contractors.


     There is no relationship between the Company and any of its affiliates, and Mr. Eckstein.


                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HERLEY INDUSTRIES, INC.


                                        By: /s/ Richard F. Poirier
                                            ------------------------------------
                                            Richard F. Poirier
                                            Chief Executive Officer


Dated:   October 6, 2009